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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                   FORM 8-K/A
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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         Date of Report (Date of Earliest Event Reported): May 30, 2002

                              THACKERAY CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             1-8254                                    04-2446697
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   (Commission File Number)               (I.R.S. Employer Identification No.)

     509 Madison Avenue, New York, N.Y.                   10017
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 (Address of Principal Executive Offices)              (Zip Code)

                                 (212) 759-3695
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              (Registrant's Telephone Number, Including Area Code)



            ---------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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

This Form 8-K/A is being filed to amend the Form 8-K that was filed on May 30, 2002.


Item 7.  Financial Statements and Exhibits.
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                  (c)      Exhibits.
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                  16.1     Letter of Arthur Andersen LLP regarding change in
                           certifying accountant.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THACKERAY CORPORATION



                                   By: /s/ Jules Ross
                                       ---------------------------------------
                                       Jules Ross,
                                       Vice-President, Treasurer and Secretary

Date: June 6, 2002

                                  EXHIBIT INDEX

Item No.
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16.1     Letter of Arthur Andersen LLP regarding change in certifying accountant.